                                                                   EXHIBIT 10.23

              ADDITION TO A LEASE DATED THE 16th OF AUGUST, 1995;
       WHICH WILL EXPIRE ON JUNE 30, 2002, BETWEEN BHBMC THE LANDLORD AND
                     INTERNATIONAL TECHNIDYNE CORPORATION,
                     THE TENANT WHICH OCCUPIES PREMISES AT
                       6 OLSEN AVENUE, EDISON, NEW JERSEY

_______________________________________________________________________________

EFFECTIVE AS OF THIS 24 DAY OF JULY, 2001 (THE EFFECTIVE DATE), IN CONSIDERATION OF THE MUTUAL AGREEMENTS BELOW AND OTHER VALUABLE CONSIDERATION, THE LANDLORD GRANTS TO THE TENANT, INTERNATIONAL TECHNIDYNE CORPORATION (ITC), A FURTHER 15 YEAR LEASE EXTENSION FROM JULY 1, 2002 THROUGH JUNE 30, 2017, UNDER THE SAME TERMS AND CONDITIONS EXCEPT FOR THE FOLLOWING CHANGES:

     1. AS OF JULY 1, 2002, THE SQUARE FOOTAGE OF OCCUPANCY AND THE PREMISES (AS DEFINED IN THE LEASE) SHALL BE REDUCED TO 22,240 SQUARE FEET WHICH SHALL CONSIST OF THE ENTIRE BUILDING MINUS THE 7,260 SQUARE FEET WHICH SHALL BE OCCUPIED BY ISA AS OUTLINED IN EXHIBIT A.

     2. FROM THE EFFECTIVE DATE, ITC MAY PERMIT ISA TO OCCUPY A PORTION OF THE PREMISES. FROM THE EFFECTIVE DATE, ISA SHALL BE RESPONSIBLE FOR OBTAINING ALL APPROVALS, PERFORMING AND PAYING FOR ANY MODIFICATIONS TO THE AREA OF THE BUILDING OCCUPIED BY ISA, INCLUDING WITHOUT LIMITATION, ANY MODIFICATIONS FOR THE SEPARATION OF THE 2,000 SQUARE FEET FROM ITC'S PREMISES. ISA SHALL ASSUME ALL OBLIGATIONS FOR THE AREA OF THE PREMISES UPON THE DATE OF ISA'S OCCUPANCY AND ITC SHALL HAVE NO OBLIGATIONS FOR THE AREA OF THE PREMISES OCCUPIED BY ISA OTHER THAN TO PAY THE MONTHLY BASE RENT AND AMOUNTS SET FORTH IN SECTION 37 OF THE LEASE UNTIL JULY 1, 2002. AS OF JULY 1, 2002, ITC SHALL HAVE NO OBLIGATIONS FOR THE AREA OF THE BUILDING OCCUPIED BY ISA AND ISA SHALL ASSUME ALL SUCH OBLIGATIONS.

     3. AS OF JULY 1, 2002, THE BASE RENT SHALL BE $333,600.00 PER YEAR, PAYABLE IN MONTHLY AMOUNTS OF $27,800.00 PER MONTH. ON JULY 1st OF THE 2nd THROUGH THE 15th YEAR OF THIS EXTENSION THE BASE RENT SHALL INCREASE BY 4% OVER THE PREVIOUS YEARS BASE MONTHLY RENT. IT IS THE INTENT OF THE LANDLORD AND THE TENANT THAT THE RENT SHALL INCREASE EACH AND EVERY YEAR OF THIS LEASE EXTENSION.

     4. THE LANDLORD IS HOLDING, AS SECURITY DEPOSIT, $32,252.00 AS OF JULY 1, 2002, THE TENANT SHALL PAY TO THE LANDLORD AS FURTHER SECURITY $23,348.00, WHICH SHALL BE A TOTAL OF $55,600.00.

     5. THE TENANT'S SHARE OF 83.169% AS OUTLINED IN PARAGRAPH #37 OF ADDENDUM B, OF THE ORIGINAL LEASE, SHALL BE REDUCED TO 75.38% OF THE CHARGES.


     /s/ IRVING BROWN    Irving Brown
     __________________________________________________________________________
     BHBMC, LANDLORD


     /s/ D. KEITH GROSSMAN
     __________________________________________________________________________
     INTERNATIONAL TECHNIDYNE CORPORATION, TENANT
     D. Keith Grossman
     CEO
     Thoratec

Landlord

     THIS LEASE AGREEMENT, made the 16 day of Aug. 1995, BETWEEN I. Brown residing or located at P.O. Box #240 in the township of Gillette in the County of _____________ and the State of New Jersey 07933, herein designated as the Landlord, AND INTERNATIONAL TECHNIDYNE CORPORATION

Tenant

     residing or located at 8 OLSEN AVENUE in the TOWNSHIP of EDISON in the County of MIDDLESEX and State of NEW JERSEY, herein designated as the Tenant; WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:


 Premises

     A PORTION OF THE OFFICE BUILDING AND WAREHOUSE HAVING A TOTAL AREA OF 29,500 SQUARE FEET, LOCATED AT 6 OLSEN AVENUE, EDISON, NEW JERSEY. THE PORTION TO BE COVERED UNDER THIS LEASE (THE "PREMISES") SHALL CONSIST OF APPROXIMATELY 5,476 SQUARE FEET OF WAREHOUSE AREA AND 18,764 SQUARE FEET OF OFFICE AREA FOR A TOTAL OF 24,240 SQUARE FEET, WHICH IS 82.169% OF THE ENTIRE BUILDING.

Term

     for a term of 3-1/2 years commencing on JANUARY 1, 1996* and ending on June 30, 1999


Use

     to be used and occupied only and for no other purpose than OFFICE AND WAREHOUSE AND ANY OTHER PERMITTED USE.

* (THE "COMMENCEMENT DATE")

upon the following conditions and covenants:

Payment of Rent

     1st: The tenant covenants and agrees to pay to the Landlord, as rent for
and during the term hereof, the sum of $      in the following manner:

     The yearly base rental charges for the period January 1, 1996 through December 31, 1996, shall be $150,000.00 per year; January 1, 1997 through December 31, 1997, shall be $193,518.00 per year; January 1, 1998 through December 31, 1998, shall be $199,324.00 per year; January 1, 1999 through June 30, 1999, shall be $205,303.00 per year. Base rental shall be due on the first day of the month in advance. [See Addendum A-1]

Repairs and Care

     2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall [See Addendum A-2] the premises and shall at the Tenant's own cost and expense, make all repairs, [See Addendum A-3], including [See Addendum A-4] painting and decorating, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted [See Addendum 4A] The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.[See Addendum A-5]

Glass, etc. Damage Repairs

     3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, [See Addendum A-6] caused by the negligence or [See Addendum A-7] on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, [See Addendum A-8] at the Tenant's own cost and expense.

Alterations Improvements

     4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. [See Addendum A-9] Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Signs

     5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlords's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Utilities

     6th: The Tenant shall pay when due all the rents or charges [See Addendum A-10] other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner. [See Addendum A-11]

Compliance with Laws etc.

     7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, [See Addendum A-12] applicable to and affecting [See Addendum A-13] during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense. [See Addendum A-14]

Liability Insurance

     8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $1,000,000** in any one accident or occurrence, and for loss or damage to the property of any person or persons.

Indemnification

The policy or policies of insurance shall [See Addendum A-15] be of a company or companies authorized to do business in this State and [See Addendum A-16] shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver [See Addendum A-17] a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, [See Addendum A-18] attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons [See Addendum A-19] occasioned [See Addendum A-20]

**COMBINED SINGLE LIMITS

ASSIGNMENT

     9th:      The Tenant shall not, without the written consent of the
Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof.[SEE ADDENDUM A-21]

RESTRICTION OF USE

     10th:     The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for purpose other than as herein limited, nor any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

MORTGAGE PRIORITY

     11th:     This lease shall not be a lien against the said premises in respect to any mortgage that may hereafter be placed upon said premises [SEE ADDENDUM A-22]. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages.[SEE ADDENDUM A-23]

CONDEMNATION EMINENT DOMAIN

     12TH:     If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord [SEE ADDENDUM A-24]. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possessions thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such cost, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.[SEE ADDENDUM A-25]

FIRE AND OTHER CASUALTY

     13TH:      In case of fire of other casualty, the Tenant shall give
immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, [SEE ADDENDUM A-26] However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end.[SEE ADDENDUM A-27]

REIMBURSEMENT OF LANDLORD

     14th:     If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, [SEE ADDENDUM A-28] carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

INSPECTION AND REPAIR

     15th:     The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours [SEE ADDENDUM A-29], for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the landlord to make such inspection or repairs. [SEE ADDENDUM A-30]

RIGHT TO EXHIBIT

     16th:     The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises [SEE ADDENDUM A-31] to persons wishing to rent or purchase the same, and Tenant agrees that on and after December 31 next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hinderance or molestation.

INCREASE OF INSURANCE RATES

     17th:     If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies [SEE ADDENDUM A-32] acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the [SEE ADDENDUM A-33] this lease and the term thereof shall terminate. [SEE ADDENDUM A-34] If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenants shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payments shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

     REMOVAL OF TENANT'S PROPERTY

     18th:     Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

REMEDIES UPON TENANT'S DEFAULT

     19th:     If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord , in addition to any other remedies herein contained or as may be permitted by law, may, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.[SEE ADDENDUM A-35]

TERMINATION ON DEFAULT

     20th:     Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors [SEE ADDENDUM A-36], or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, without liability for damages.

NON-LIABILITY OF LANDLORD

     21st:     The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or this or any other Tenant's agents, employees, guests, licenses, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord. [SEE ADDENDUM A-37]

NON-WAIVER BY LANDLORD

     22nd:     The various rights, remedies, options and elections of the
Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have resources to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

NON-PERFORMANCE BY LANDLORD

     23rd:     This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord. [See Addendum A - 38]

VALIDITY OF LEASE

     24th:     The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

NOTICES

     25th:     [See Addendum A - 39]

TITLE AND QUIET ENJOYMENT

     26th:     The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that [See Addendum A - 40] the Tenant shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned. [See Addendum A - 41]

ENTIRE CONTRACT

     27th:     This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

RECAPTURE UPON SALE

     28th:     [Intentionally Omitted]

TAX INCREASE

     29th:     [Intentionally Omitted]

MECHANICS' LIENS

     30th:     If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within 30 days [See Addendum A - 42] at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

WAIVER OF SUBROGATION RIGHTS

     31st:     [See Addendum A - 43]

SECURITY

     32nd:     The Tenant has this day deposited with the Landlord the sum of
$32,252.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant [See Addendum A - 44]. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

     SEE ADDENDUMS A AND B AND SCHEDULE A ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.

Conformation with Laws and Regulations

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

     SIGNED, SEALED AND DELIVERED              /s/ IRVING BROWN
          IN THE PRESENCE OF               ____________________________________
            OR ATTESTED BY                                             Landlord


                                           INTERNATIONAL TECHNIDYNE CORPORATION,
                                           a Delaware corporation
                                           ____________________________________
                                                                         Tenant


                                           By: /s/ GERALD FELDMAN
                                           ____________________________________
                                                   Gerald Feldman
                                                   President

                                   ADDENDUM A
                               TO LEASE AGREEMENT
                               DATED AUGUST  , 1995
                                   BY AND BETWEEN
                            IRVING BROWN ("LANDLORD")
                                       AND
                  INTERNATIONAL TECHNIDYNE CORPORATION ("TENANT")

       Notwithstanding the provisions of the above-referenced Lease Agreement (the "Lease"), each numbered provision set forth below shall be inserted into the Lease in the location designated therein by the corresponding numerical reference:

1. In the event that the Term, as the same may be extended, expires on a date other than the last day of a calendar month, the final monthly installment of base rent shall be apportioned accordingly.

2.      not injure, damage or deface

3.      to the non-structural, interior portions of the premises,

4.      interior

4A. ; provided, however, that in no event shall Tenant be obligated to make any repairs or replacements (i) which are required as the result of the negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors, or the failure of Landlord to perform its obligations under this Lease, or (ii) which would constitute a Capital Improvement (as defined in Section 7 below), all of which repairs and replacements shall be made by Landlord at Landlord's sole cost and expense.

5. Notwithstanding anything to the contrary contained herein, Landlord covenants and agrees that it will, at Landlord's sole cost and expense, maintain and keep in good order and repair at all times during the Term, as the same may be extended, the foundation, floorslab, exterior, exterior walls, load-bearing interior walls, steel frame, structural portions, roof, gutters, downspouts, doors, sprinkler system, if any, and all utility lines serving but located outside of the premises (including without limitation all underground utility lines). Landlord shall make all repairs and replacements without, to the extent practicable, interfering with the conduct of Tenant's business. If during such repairs and replacements the premises are wholly or partially unsuitable for their use as provided in this Lease, there shall be an equitable abatement of base rent and all additional rent and other charges payable by Tenant hereunder until such time as such repairs and replacements have been completed.

6.      to the extent

7.      willful misconduct

8.      in a prompt manner

9. Landlord's failure, within ten (10) business days after receipt thereof, either to approve or deny any written request by Tenant to make alterations, additions or improvements for which Landlord's consent is required under this Section shall be deemed to constitute approval. Notwithstanding anything to the contrary contained herein, Tenant shall have the right, without Landlord's consent, to make non-structural interior alterations, additions and improvements to the premises costing less than $50,000.

10.     , gas, electricity, sewer and

11. Landlord represents and warrants that all such utilities serving the premises shall be separately metered.

12.     to the extent directly

13.     Tenant's particular and specific use of the premises

14. Notwithstanding anything to the contrary contained in this Lease, Landlord shall be responsible for, at Landlord's sole cost and expense, all repairs, alterations, additions and replacements required by any law, ordinance, rule, regulation, requirement or directive of any governmental or other public authority or the Board of Fire Underwriters or similar authority, which repairs, alterations, additions or replacements (i) relate to any portion of the premises the maintenance of which is Landlord's responsibility under this Lease, or (ii) would constitute items of expense properly chargeable to "capital account" (individually, a "Capital Improvement" and collectively, "Capital Improvements") under generally accepted accounting principles consistently applied ("GAAP").

15. name Landlord as an additional insured (to the extent of Tenant's negligence) and shall

16.     certificates of such insurance

17.     certificates evidencing

18.     reasonable

19.     to the extent

20. by the negligence or willful misconduct of Tenant, its agents, employees, representatives or contractors.

 21. Notwithstanding anything to the contrary contained herein, Tenant shall have the right, without Landlord's consent, to assign or sublet this Lease (a) to a parent, subsidiary or affiliate of Tenant, (b) in connection with a merger, consolidation or combination or (c) in connection with a sale of substantially of all of the assets of Tenant.

22. provided the holder thereof enters into an agreement with Tenant in recordable form, binding upon the successors and assigns of the parties thereto, by the terms of which such holder agrees not to disturb the possession and other rights of Tenant under or pursuant to this Lease during the Term, as the same may be extended, so long as Tenant is not in default hereunder beyond the expiration of all applicable notice and cure periods, and in the event of acquisition of title, or coming into possession, by said holder through foreclosure proceedings or otherwise, to accept Tenant as tenant of the premises under the terms and conditions of this Lease, and to assume and perform all of Landlord's obligations hereunder.

23. If at the time of execution of this Lease there shall be any mortgage encumbering the premises, Landlord shall obtain and deliver to Tenant, within thirty (30) days thereafter, a non-disturbance agreement with respect to such mortgage in form reasonably acceptable to Tenant. In the event that Landlord shall not have delivered such non-disturbance agreement prior to the expiration of the aforesaid thirty (30)-day period, Tenant shall have the continuing right to terminate this Lease on thirty (30) days' prior notice to Landlord and, upon the expiration of said thirty (30)-day notice period, if such non-disturbance agreement shall not have been delivered to Tenant, this Lease shall terminate as if such date were herein fixed as the expiration date hereof.

24. ; provided that Tenant shall have the right to receive a separate award with respect to its personal property and relocation costs.

25. If the premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable) unsuitable for Tenant's purposes, shall be taken by condemnation or right of eminent domain (including a temporary taking in excess of one hundred eighty (180) days), Tenant shall have the right to terminate this Lease by notice to Landlord within thirty (30) days after Tenant has been deprived of possession. Notwithstanding anything to the contrary contained herein, if Landlord shall fail to restore the remainder of the premises as nearly equivalent as practicable to their condition immediately prior to the taking within one hundred eighty (180) days from the date that possession of the portion of the premises so taken is delivered to the condemning authority (regardless of force majeure), then, in such event, Tenant may terminate this Lease by ten (10) days' prior written notice to Landlord given no later than thirty (30) days after the expiration of the aforesaid one hundred eighty (180)-day period. In the case of a taking that permanently reduces the area of the premises, a just proportion of the base rent and additional rent hereunder shall be abated for the remainder of the Term, as the same may be extended.

26. and the base rent shall be abated in an equitable manner based upon the nature and extent of the damage to the premises until completion of such repairs by Landlord.

27. In the event that the premises are damaged to the extent that thirty percent (30%) or more of the floor area thereof is rendered untenantable, Tenant shall have the right to terminate this Lease upon ten (10) days' prior written notice given to Landlord no later than thirty (30) days after the date of occurrence of such damage. Notwithstanding anything to the contrary contained herein, if Landlord shall fail either to complete the restoration and repair of the premises, or to restore the same as nearly equivalent as practicable to their condition immediately prior to the damage or destruction, within one hundred eighty (180) days from the date of occurrence of the damage or destruction (regardless of force majeure), then, in either such event, Tenant may terminate this Lease by ten (10) days' prior written notice to Landlord given no later than thirty (30) days after the expiration of the aforesaid one hundred eighty (180)-day period.

28. if Tenant has not commenced to remedy such failure within five (5) days after written notice thereof by Landlord to Tenant, or if Tenant thereafter fails to diligently prosecute such remedy to completion,

29. and upon no less than twenty-four (24) hours' prior notice to Tenant (except in the event of emergency in which case no notice will be required)

30. Except in the event of emergency, Landlord shall be accompanied by a representative of Tenant at all times while entering the premises, which representative Tenant agrees to make available promptly upon request.

31.     during the last six (6) months of the Term, as the same may be extended,

32.     reasonably

33.     expiration of said fifteen (15)-day period

34. unless Tenant, prior to the expiration of said fifteen (15)-day period, shall provide Landlord with evidence of Tenant's ability to insure the premises under a policy of "All Risk" insurance, in an amount equal to the full replacement value of the premises, issued by a reputable insurance company licensed to do business in the state in which the premises are located and reasonably acceptable to Landlord. Such insurance shall show Landlord as a named insured with respect to the real property.

35.     Landlord shall use reasonable efforts to mitigate its damages hereunder.

36. and, with respect to proceedings initiated against Tenant, are not discharged within sixty (60) days thereafter

37. except to the extent such damage or injury is caused by the negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors.

38. Tenant shall not be deemed to be in default under this Lease if prevented from performing any obligation hereunder for any reason beyond its reasonable control, including without limitation Acts of God, war, civil commotion, fire, flood or casualty, labor difficulties, shortages of or inability to obtain labor, materials or equipment, governmental regulations or restrictions, or unusually severe weather. It is agreed that financial inability shall not be a matter beyond Tenant's reasonable control for purposes of this Section.

39. Whenever, by the terms of this Lease, notice, demand or other communication shall or may be given to either party, the same shall be in writing and addressed:

        If to Landlord:

        Irving Brown
        4 Yorkshire Court
        Edison, New Jersey 07059

        If to Tenant:

        International Technidyne Corporation
        8 Olsen Avenue
        Edison, New Jersey 08820
        Attention: Vice President, Finance & Administration

        With a copy to:

        Thermo Electron Corporation
        81 Wyman Street
        Waltham, Massachusetts 02254
        Attention: General Counsel

        or to such other address or addresses as shall from time to time be designated by written notice by either party to the other as herein provided. A11 notices shall be sent by registered or certified mail, postage pre-paid and return receipt requested, or by Federal Express or other comparable courier providing proof of delivery, and shall be deemed duly given and received (i) if mailed, on the third business day following the mailing thereof, or (ii) if sent by courier, the date of its receipt (or, if such day is not a business day, the next succeeding business day).

40. so long as Tenant is not in default hereunder beyond the expiration of all applicable notice and cure periods,

41. Landlord further covenants and represents that, to the best of Landlord's knowledge, the permitted uses hereunder are permissible without the need for any special permit, variance or other Zoning Board approval. If at any time during the Term of this Lease, as the same may be extended, applicable law shall not permit the use of the premises for the permitted uses hereunder, Tenant, without waiving any other rights Tenant may have on account thereof, may terminate this Lease upon no less than ten (10) days' prior written notice to Landlord.

42.     after receipt of written notice thereof

43. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant each hereby waives all rights of recovery against the other party and such other party's insurance company (by way of subrogation or otherwise), for all losses, damages or injuries to the premises, any improvements thereon or any personal property of either party therein, to the extent such waiver does not invalidate the insurance coverage of either party and to the extent such losses, damages or injuries are covered by insurance the damaged party is required to carry hereunder or otherwise elects to maintain.

44.     is not then in default under this Lease.


                                        LANDLORD:

                                        /s/ IRVING BROWN
                                        ----------------------------------------
                                        Irving Brown



                                        TENANT:


                                        INTERNATIONAL TECHNIDYNE CORPORATION,
                                        a Delaware corporation


                                        By: /s/ GERALD FELDMAN
                                            ------------------------------------
                                        Name:  Gerald Feldman
                                        Title: President

                                   ADDENDUM B
                               TO LEASE AGREEMENT
                               DATED AUGUST , 1995
                                 BY AND BETWEEN
                            IRVING BROWN ("LANDLORD")
                                       AND
                 INTERNATIONAL TECHNIDYNE CORPORATION ("TENANT")


        Notwithstanding the provisions of the above-referenced Lease Agreement (the "Lease"), the following new Sections 33 through 47 are hereby added to and made a part of the Lease:

        33RD: In the event that Tenant fails to make any payment of monthly base rent, on or before the tenth (10th) day of the month in which the same is due, Tenant shall, from and after the second such occurrence, pay to Landlord a late charge equal to five percent (5%) of such monthly installment.

        34TH: Any consent or approval of Landlord required under this Lease shall not be unreasonably withheld, conditioned or delayed.

        35TH: Prior to the Commencement Date, Landlord shall construct, at Landlord's sole cost and expense, the demising walls and other improvements shown on Schedule A attached hereto and incorporated herein by this reference ("Landlord's Work") in order to separate the premises demised hereunder from the balance of the Building (which balance consists of approximately 5,260 square feet) currently occupied by ISA. Upon completion of Landlord's Work, Tenant's premises shall have separate electric, gas, water and sewer meters and shall be physically separated from the balance of the Building in a secure manner, having their own entrance from the parking lot and their own bathrooms. It is the intent of the parties hereto that the premises demised hereunder to Tenant shall be self-contained and have no access to or from any other tenant's space in the Building.

        36TH: Upon paying the security deposit and signing this Lease, Tenant shall have the right to enter the Building on October 1, 1995, in order to commence, at Tenant's sole cost and expense, the construction of its leasehold improvements in the premises. Tenant shall have access to the premises from October 1, 1995, through October 31, 1995, between the hours of 8:00 a.m. and 5:00 p.m., Monday through Friday, excluding holidays, for the purpose of such construction. Tenant shall notify a person to be designated by Landlord of Tenant's intent to enter the premises. Permission to enter during this construction period shall not be unreasonably withheld, conditioned or delayed. Tenant shall have the right to occupy the premises and commence its business operations therein on November 1, 1995. Tenant and Landlord understand that ISA currently occupies and will continue to occupy the premises covered under this Lease until October 31, 1995. Landlord and ISA will cooperate with Tenant so that the transition period will run smoothly and so as to minimize inconvenience to any party involved. Tenant shall pay to Landlord the sum of $12,500.00 for such occupancy for the month of November, 1995. Tenant shall pay no base rental or other charges for its occupancy of the premises for the month of

December, 1995. As of the Commencement Date, all base rental and other charges hereunder shall be payable in accordance with the terms and conditions of this Lease.

        37TH: Commencing upon the Commencement Date hereunder, Tenant shall pay to Landlord, in twelve (12) equal monthly installments together with the base rental, an amount equal to 82.169% ("Tenant's share" or "Tenant's pro rata share") of the following charges:

        1. Real estate taxes on the Building and Land.

        2. Commercial liability insurance and extended coverage "All Risk" insurance, in an amount equal to the replacement cost of the Building, and any other insurance that Landlord reasonably deems necessary for the protection of the Building and Land.

        3. Maintenance and repairs to the common areas serving the Building, including without limitation landscaping, snow removal and clean-up of the parking lot (the "Common Area Expenses").

        4. Any inspections and maintenance to the fire sprinkler systems.

        38TH: Except to the extent expressly otherwise provided herein, Tenant shall, at its sole cost and expense, maintain and repair the non-structural interior portions of the premises, including without limitation the air conditioning and heating units exclusively serving the premises, and all electrical wiring and plumbing lines after the point that they enter the premises. Landlord warrants that, as of the Commencement Date, all of the above systems shall be in good working order and repair.

        39TH: Tenant shall have the option to renew this Lease for an additional three (3)-year period, beginning on July 1, 1999, and ending on June 30, 2002. Tenant shall have the right to exercise such option to renew by written notice to Landlord given on or before June 30, 1998. If Tenant fails to so notify Landlord, Tenant shall be deemed to have waived its option. All terms and conditions of this Lease shall remain the same during the option period except that the annual base rental shall be increased by an amount equal to three percent (3%) of the previous year's base rental. This increase shall take place each and every January 1st during the option period, it being understood and agreed that the base rental for the period commencing on July 1, 1999 and continuing through and including December 31, 1999, shall be paid at the annual rate in effect at the time of expiration of the original Term of this Lease. Notwithstanding anything to the contrary contained herein, in no event shall Tenant be obligated to make any payment of base rental hereunder prior to the substantial completion of Landlord's Work. The term "substantial completion" for purposes of this Section shall mean completion of Landlord's Work in accordance with Schedule A hereto, with the exception of minor punchlist items that can be fully completed within ten (10) working days without material interference with Tenant's use and occupancy of the premises as permitted hereunder.

        40TH: The term "real estate taxes" for purposes of this Lease shall mean all ad valorem real estate taxes payable with respect to the building in which the premises are located (the "Building") and the land on which the Building is situated (the "Land"). The term "real estate taxes" shall also include such taxes as may be imposed in lieu of ad valorem real estate taxes; provided, however, that in no event shall Tenant be responsible for payment of any inheritance, estate, succession, transfer or gift tax imposed on Landlord or any income tax or any other like tax which is measured in any manner by the income or profit of Landlord. Within thirty (30) days after the end of each full or partial tax year falling within the Term of this Lease, as the same may be extended, Landlord shall deliver to Tenant (i) a copy of the paid tax bill(s) relating to such tax year and (ii) Landlord's computation of Tenant's share of the taxes covered by such bill(s). If the tax payments previously made by Tenant with respect to such tax year either exceed or are less than Tenant's share of the actual taxes evidenced by such bill(s), the difference shall be paid by or reimbursed to Tenant, as appropriate, within fifteen (15) days after Tenant's receipt of such bill(s). Tenant shall not, in any event, be liable for any interest or penalty charge payable by Landlord with respect to any tax bill unless such charge is the result of Tenant's failure to make its tax payments to Landlord hereunder in a timely manner in accordance with the provisions of this Section. A fair and equitable adjustment shall be made with respect to any tax payments due from Tenant to Landlord in connection with the first and last periods of the Term of this Lease, as the same may be extended, since said periods may not coincide with the tax years involved. If Landlord shall obtain any abatement, refund or rebate in real estate taxes applicable to the Building or Land, Landlord shall promptly forward to Tenant its pro rata share of said abatement, refund or rebate, less Tenant's pro rata share of the cost and expense of obtaining the same. Notwithstanding anything to the contrary contained herein, Landlord shall elect to pay in installments, over the longest period allowed by the applicable taxing authority, any betterment or special assessment included within the definition of real estate taxes hereunder, and Tenant shall only be obligated to pay its pro rata share of those installments which are allocable to the Term of this Lease, as the same may be extended.

        41ST: Landlord agrees to maintain in good condition and repair the sprinkler system for the Building, to keep the parking areas serving the Building well-lighted and to perform all landscaping of the Land and all maintenance of, and snow and ice removal from, all paved areas of the Land, all in such manner as shall be in keeping with first-class industrial park practices and, to the extent practicable, without interfering with the conduct of Tenant's business. Tenant's share of the Common Area Expenses shall be prorated with respect to any partial year at the commencement or expiration (or earlier termination) of the Term of this Lease, as the same may be extended. Within sixty (60) days after the end of each calendar year, Landlord shall provide to Tenant a detailed statement of the Common Area Expenses for such year in form and with accompanying back-up documentation reasonably satisfactory to Tenant. If the payments previously made by Tenant with respect to such year either exceed or are less than Tenant's share of the actual Common Area Expenses as evidenced by such statement, the difference shall be paid by or reimbursed to Tenant, as appropriate, within fifteen (15) days after Tenant's receipt of said statement. In no event shall any of the following be included within the definition of Common Area Expenses: Original costs of acquisition of land or constructions, the cost of any Capital Improvement (as defined in Section 7 above), administrative costs, management fees, real estate taxes, depreciation, interest amortization, refinancing costs, overhead and profit, any item for which Landlord is otherwise compensated or which is otherwise payable to Landlord pursuant to the terms of this Lease, the cost of redecorating, subdividing or otherwise preparing another tenant's space, interest or penalties resulting from late payments by Landlord and any other cost benefiting specific tenant(s) and not all tenants generally. Tenant shall have the right from time to time, by its accountants or representatives, to inspect and examine all of Landlord's records (including without limitation supporting data) relating to the calculation of Common Area Expenses payable by Tenant hereunder, as well as to request and receive reasonable invoice support with respect to the same. Landlord shall retain such records for at least two (2) years. In the event that any such inspection discloses that Tenant has paid an amount in excess of Tenant's pro rata share, Landlord shall refund such excess to Tenant promptly upon demand. In addition, in the event that any such inspection discloses that Landlord has charged Tenant in excess of three percent (3%) more than the amount properly chargeable to Tenant, Landlord shall reimburse to Tenant the reasonable costs of such inspection promptly upon demand.

        42ND: Notwithstanding anything to the contrary contained herein, Tenant may, but shall not be obligated to, cure, at any time following ten (10) days' prior written notice to Landlord (except in cases of emergency when no notice shall be required), any default by Landlord under this Lease, and Tenant may reimburse itself for the cost thereof out of payments thereafter accruing hereunder (with any unreimbursed balance remaining upon the expiration or earlier termination of this Lease to be promptly paid by Landlord to Tenant).

        43RD: If any action at law or in equity is brought to enforce or interpret the provisions of this Lease, the prevailing party in such action shall be entitled to reimbursement of the reasonable attorneys' fees and disbursements and court costs incurred by said prevailing party in connection with such action.

        44TH: Landlord agrees to indemnify, defend and hold harmless Tenant, its parent, subsidiaries and affiliates, and their respective officers, directors, shareholders and employees, from and against any and all liabilities, losses, damages, suits, actions, causes of action, costs, expenses (including without limitation reasonable attorneys' fees and disbursements and court costs), penalties, fines, demands, judgments, claims or liens (including without limitation liens or claims imposed under any so-called "Superfund" or other environmental legislation) arising from or in connection with the presence at the time of Tenant's taking possession of the Premises of Hazardous Materials (as hereinafter defined) on, or the subsequent removal thereof from, the Premises.

        Tenant agrees to indemnify, defend and hold harmless Landlord from and against any and all liabilities, losses, damages, suits, actions, causes of action, costs, expenses (including without limitation reasonable attorneys' fees and disbursements and court costs), penalties, fines, demands, judgments, claims or liens (including without limitation liens or claims imposed under any so-called "Superfund" or other environmental legislation) arising from or in connection with the use, storage, release or discharge by Tenant of Hazardous Materials on, or the subsequent removal thereof from, the Premises.

        For purposes of this Section, the term "Hazardous Materials" shall include without limitation any petroleum product, any flammable, explosive or radioactive material, or any hazardous or toxic waste, substance or material, including without limitation substances defined as "hazardous substances", "hazardous materials," "solid waste" or "toxic substances" under any applicable laws relating to hazardous or toxic materials and substances, air pollution (including noise and odors), water pollution, liquid and solid waste, pesticides, drinking water, community and employee health, environmental land use management, stormwater, sediment control, nuisances, radiation, wetlands, endangered species, environmental permitting and petroleum products, which laws may include, but not be limited to, the Federal Insecticide, Fungicide, and Rodenticide Act, as amended; the Toxic Substances Control Act; the Clean Water Act; the National Environmental Policy Act, as amended; the Solid Waste Disposal Act, as amended; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act, as amended; the Resource Conservation and Recovery Act, as amended; the Clean Air Act, as amended; the Emergency Planning and Community Right-to-Know Act, as amended; the Occupational Safety and Health Act, as amended; comparable state laws; and all rules and regulations promulgated pursuant to such laws and ordinances.

        The provisions of this Section shall survive the expiration or earlier termination of the Term of this Lease, as the same may be extended.

        45TH: So long as Tenant shall be contesting, in good faith and by appropriate legal proceedings, the validity of any law, ordinance, order or regulation, compliance with which is the responsibility of Tenant under this Lease, Tenant may defer compliance with the same provided Tenant first gives Landlord assurance reasonably satisfactory to Landlord against any loss, cost or expense on account thereof.

        46TH: This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. No delay or omission on the part of either party to this Lease in requiring performance by the other party or in exercising any right hereunder shall operate as a waiver of any provisions hereof or of any right hereunder, and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right on any future occasion. Any and all rights and remedies which either party may have under this Lease, at law or in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law. The individuals executing this Lease hereby represent and warrant that they are empowered and duly authorized to so execute this Lease on behalf of the parties they represent.

        47TH: Landlord shall indemnify, defend and hold harmless Tenant, its parent, subsidiaries and affiliates, and their respective officers, directors, shareholders and employees, from and against any and all damages, liabilities, actions, causes of action, suits, claims, demands, losses, costs and expenses (including without limitation reasonable attorneys' fees and disbursements and court costs) to the extent arising from or in connection with (i) the negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors or (ii)

Landlord's breach of any of the provisions of this Lease; provided, however, that Landlord shall have no liability under this Section to the extent any such damages, liabilities, actions, causes of action, suits, claims, demands, losses, costs or expenses are caused by the negligence or willful misconduct of Tenant, its agents, employees, representatives or contractors. The provisions of this Section shall survive the expiration or earlier termination of the Term of this Lease, as the same may be extended.



                                       LANDLORD:


                                       /s/ IRVING BROWN
                                       -----------------------------------------
                                       Irving Brown




                                       TENANT:

                                       INTERNATIONAL TECHNIDYNE CORPORATION,
                                       a Delaware corporation

                                        By: /s/ GERALD FELDMAN
                                            ------------------------------------
                                        Name:  Gerald Feldman
                                        Title: President

                                  [FLOOR PLAN]


                                   SCHEDULE A